UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 21, 2021

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2021, CVR Partners, LP (the “Partnership”), together with CVR Energy, Inc. (the “Company”) and one of its subsidiaries, entered into a Severance and Release Agreement (the “Agreement”) with Tracy D. Jackson in connection with her previously disclosed resignation from the positions of Executive Vice President and Chief Financial Officer and principal accounting officer of the general partner of the Partnership and the Company. The Agreement provides Ms. Jackson with the opportunity to receive, less applicable withholdings and deductions, cash payments of $189,000 plus three installments of $200,000 payable through August 2024, subject to Ms. Jackson’s agreement to and compliance with certain conditions including confidentiality, non-solicitation, and non-disparagement and a general release of claims.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the complete text thereof, which will be filed as an exhibit to the Partnership’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

Item 8.01. Other Events.

On August 25, 2021, the Partnership issued a press release relating to deferral of the planned turnaround at its Coffeyville, Kansas facility. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The information in Item 9.01 of this Current Report on Form 8-K and Exhibits 99.1 and 104 attached hereto are being “furnished” and are not deemed “filed” by CVR Partners for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor are they deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Exhibit Number	Exhibit Description

99.1	Press Release dated August 25, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2021

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Dane J. Neumann
Dane J. Neumann
Interim Chief Financial Officer and Vice President – Finance & Treasurer